SCHEDULE 14A
                                (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the registrant  [x]
Filed by a party other than the registrant  [ ]
Check the appropriate box:
[ ] Preliminary proxy statement
[ ] Confidential, for Use of the Commission Only(as permitted by Rule 14a-
    6(e)(2))
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting materials pursuant to Rule 14A-11(c) or Rule 14a-12

                       NATIONAL BANCORP OF ALASKA, INC.
______________________________________________________________________________
               (Name of Registrant as Specified in Its Charter)

______________________________________________________________________________
     (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of filing fees(Check the appropriate box):
 [x] No Fee Required.
 [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
______________________________________________________________________________

     (2) Aggregate number of securities to which transaction applies:
______________________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it way determined):
______________________________________________________________________________

     (4) Proposed maximum aggregate value of transaction:
______________________________________________________________________________

     (5) Total fee paid
______________________________________________________________________________
     [ ] Fee paid previously with preliminary materials
     [ ] Check box if any part of the fees is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filling for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:
______________________________________________________________________________

     (2) Form, Schedule or Registration Statement No.:
______________________________________________________________________________

     (3) Filing party:
______________________________________________________________________________

     (4) Date filed:
______________________________________________________________________________


        Proxy Cover
                       NATIONAL BANCORP OF ALASKA, INC.

                               Anchorage, Alaska

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                March 16, 1999

TO OUR SHAREHOLDERS:

The Annual Meeting of Shareholders of National Bancorp of Alaska, Inc. (the "Company") will be held in the Main Office of National Bank of Alaska at Northern Lights Boulevard and C Street, Anchorage, Alaska, on Tuesday, March 16, 1999, at 10:00 a.m. for the following purposes:

1. to fix the number of directors to be elected at 25 and to elect 25 directors; and

2. to transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on February 1, 1999, as the record date for the determination of shareholders entitled to vote at the Annual Meeting and any adjournment thereof.

                                           By Order of the Board of Directors

                                           /s/Terry S. Kipp

                                           Terry S. Kipp
                                           Secretary

February 8, 1999

WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU DO ATTEND THE MEETING, YOU MAY THEN WITHDRAW YOUR PROXY.

                       NATIONAL BANCORP OF ALASKA, INC.
                          Northern Lights & C Street
                            Anchorage, Alaska 99503
                                (907) 522-8888
-------------------------------------------------------------------------------
                                PROXY STATEMENT
-------------------------------------------------------------------------------
                              GENERAL INFORMATION

This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of National Bancorp of Alaska, Inc. (hereinafter referred to as the "Company") to be voted at the Annual Meeting of Shareholders, to be held at the time and place set forth in the notice accompanying this proxy statement, and at any adjournments thereof. This proxy material was first mailed to shareholders on or about February 8, 1999.

The persons named in the enclosed proxy will vote as directed with respect to the election of nominees named in this proxy statement to the Company's Board of Directors or, in the absence of such direction, in favor of the Board Nominees. Abstentions and broker non-votes are counted only for purposes of determining whether a quorum is present at the Annual Meeting, but will not be counted as voting with respect to any matter as to which the abstention or non-vote is indicated. As to other matters which may come before the Annual Meeting, they will vote in accordance with their best judgment. The management of the Company does not know of any business which will be presented at the Annual Meeting other than the matters described in this proxy statement.

The enclosed proxy may be revoked at any time insofar as it has not been exercised, either by delivery to the Company of a written revocation or a duly executed proxy bearing a later date, or by action of the shareholder at the Annual Meeting.

The Company is a bank holding company which acquired by merger the National Bank of Alaska (the "Bank") in 1982. The Bank is the wholly-owned subsidiary of the Company. All references hereinafter to the "Company" shall include the Company and the Bank, unless the context indicates otherwise.

                               VOTING SECURITIES

At the close of business on February 1, 1999, the Company had 32,000,000 shares of Common Stock, par value $2.50 per share, issued, of which 1,404,489 shares are held by the Company as Treasury Stock. Shareholders of record at the close of business on February 1, 1999, shall be entitled to vote at the Annual Meeting, each share being entitled to one vote.

                           CERTAIN BENEFICIAL OWNERS

The following table presents certain information with respect to the only person who is known by the Company to be the beneficial owner of more than five percent of the Company's Common Stock as of January 31, 1999.
                                                   Amount and Nature   Percent
                       Name and Address            of Beneficial       of
Title of Class         of Beneficial Owner         Ownership           Class
-------------------------------------------------------------------------------
Common Stock           Elmer R. Rasmuson           15,741,964*         51.3%
par value $2.50        P.O. Box 100600
                       Anchorage, AK 99510-0600

*Included among the shares of Common Stock reported as beneficially owned by Mr. Rasmuson, over which he has sole voting and dispositive powers, are the following:

(a) Mr. Rasmuson has sole voting and dispositive powers over 3,116,640 shares (10.1% of the outstanding shares) which he holds as trustee under three trusts for the benefit of each of his children;

The foregoing is not to be construed as an admission by Mr. Rasmuson that he is the beneficial owner of the shares identified in (a) above and Mr. Rasmuson expressly disclaims beneficial ownership of those shares.

The directors and executive officers of the Company and the Bank own beneficially 2,753,122 shares or 9.0% of the Company's outstanding Common Stock. Not included in these shares are 49,345 shares held of record and owned beneficially solely by a spouse of this group.

                             ELECTION OF DIRECTORS

The numbers of directors to be elected at the Company's Annual Meeting of Shareholders will be determined by vote of the shareholders. A resolution will be offered at the meeting establishing the number of directors at 25.

The persons named below, all of whom are members of the present Board of Directors, will be nominated by management for election to the Company Board of Directors, and, if elected, each will serve until the next Annual Meeting of Shareholders and until their successor is elected and qualified. It is the intention of the persons named in the proxy to vote for the resolution establishing the number of directors at 25 and for the election of the nominees listed below, unless otherwise directed or otherwise instructed.

The Board of Directors has no reason to believe that any of the nominees named in this proxy statement will be unavailable or unable to stand for election, but in the event that vacancies in the slate of nominees should occur unexpectedly, the shares represented by proxies will be voted for substitutes chosen by the Board of Directors or the number of directors to be elected will be reduced by the number of persons unavailable or unable to stand for election and the shares will be voted for the remaining nominees.

Other nominations may be made by shareholders entitled to vote for election of directors in accordance with the following procedures as set forth in the By-Laws of the Company. Nominations other than those made by or on behalf of the existing management of the Company shall be made in writing and shall be delivered or mailed to the President of the Company not less than 14 days nor more than 50 days prior to any meeting of shareholders called for the election of directors, provided, however, that if less than 21 days notice of the meeting is given to shareholders, such nomination shall be mailed or delivered to the President of the Company not later than the close of business on the seventh day following the day on which the notice of the meeting was mailed. Such notifications shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the total number of shares of Company Common Stock that will be voted for each proposed nominee; (d) the name and residence address of the notifying shareholder; and
(e) the number of shares of Company Common Stock owned by the shareholder. Nominations not made in accordance herewith may, in his discretion, be disregarded by the chairman of the meeting, and upon his instructions, the vote tellers may disregard all votes cast for each such nominee.

                AGE AND YEAR
                FIRST BECAME A   PRINCIPAL
                DIRECTOR OF THE  OCCUPATION            SHARES OF COMMON STOCK
                COMPANY OR A     OR                    BENEFICIALLY OWNED AS
NAME            PREDECESSOR      EMPLOYMENT(6)         OF JANUARY 31, 1999(2)
-------------------------------------------------------------------------------
                                                         SHARES    PERCENT
                                                         HELD      OF CLASS (5)
-------------------------------------------------------------------------------
Donald B. Abel, Jr.  62          President, Don Abel     7,720
                     1976        Building Supplies, Inc.
                                 (retail building supplies)

Gary M. Baugh        60          President, Baugh        10,000
                     1983        Construction and
                                 Engineering Company
                                 (construction)

                AGE AND YEAR
                FIRST BECAME A   PRINCIPAL
                DIRECTOR OF THE  OCCUPATION            SHARES OF COMMON STOCK
                COMPANY OR A     OR                    BENEFICIALLY OWNED AS
NAME            PREDECESSOR      EMPLOYMENT(6)         OF JANUARY 31, 1999(2)
-------------------------------------------------------------------------------
                                                         SHARES    PERCENT
                                                         HELD      OF CLASS (5)
-------------------------------------------------------------------------------
Carl F. Brady Jr.    55          Chairman and CEO,       33,332
                     1989        Brady & Co. Ins.,
                                 (insurance brokerage)

Alec W. Brindle      60          President, Wards        71,996
                     1977        Cove Packing Company,
                                 Inc. (salmon cannery)

James O. Campbell    66          Campbell & Campbell     17,088
                     1972        since 1997 (apartment
                                 rentals); from 1994 to
                                 1997 Commissioner,
                                 Arctic Research
                                 Commission (national
                                 research needs and
                                 objectives in the Arctic)

Jeffry J. Cook       55          Vice President          2,684
                     1984        Administration, MAPCO
                                 Alaska Inc. (oil refining
                                 and product sales)

Patrick S. Cowan     59          Owner, Birch Ridge      3,858
                     1994        Golf Course (Golf)

Sharon D. Gagnon     58          Civic Leader            1,004
                     1998

Roy Huhndorf         58          Management Consultant   400
                     1987        since 1998;
                                 Chairman of the Board,
                                 Cook Inlet Region, Inc.
                                 from 1996 to 1998
                                 (Alaska Native
                                 Regional Corporation);
                                 Chairman and CEO,
                                 Cook Inlet Region, Inc.
                                 from 1992 to 1996

James H. Jansen      52          President & CEO of      40,400
                     1990        Lynden Incorporated
                                 (trucking and
                                 transportation)

Donald L. Mellish    71          Chairman of the         23,496
                     1964        Executive Committee
                                 of the Bank

                AGE AND YEAR
                FIRST BECAME A   PRINCIPAL
                DIRECTOR OF THE  OCCUPATION            SHARES OF COMMON STOCK
                COMPANY OR A     OR                    BENEFICIALLY OWNED AS
NAME            PREDECESSOR      EMPLOYMENT(6)         OF JANUARY 31, 1999(2)
-------------------------------------------------------------------------------
                                                         SHARES    PERCENT
                                                         HELD      OF CLASS (5)
-------------------------------------------------------------------------------
Emil Notti           65          Consultant              2,264
                     1973

Howard R. Nugent     54          President, Howdie       1,000
                     1996        Homes Inc. (residential
                                 and commercial
                                 construction)

Tennys B. Owens      58          President, Artique Lt.  7,600
                     1991        Gallery (art retail
                                 sales, marketing and
                                 publishing)

Eugene A. Parrish, Jr. 53        Vice President, Holland 3,460
                     1982        America Cruise Lines
                                 since 1996, (Travel)
                                 President Westmark
                                 Hotels, Inc. (hotel and
                                 restaurant management)

J. Michael Pate      51          President, Pate         4,720
                     1991        Insurance Agency, Inc.
                                 (insurance)

Martin R. Pihl       64          Retired since 1995;     8,096
                     1972        Acting Executive
                                 Director, Alaska
                                 Permanent Fund
                                 Corp. 1994 to 1995,
                                 (investments)

Edward F. Randolph   39          President, Edward F.    400
                     1995        Randolph Ins. Agency,
                                 Inc. (insurance)

Edward B. Rasmuson   58          Chairman of the Board   1,365,185 (1)   4.4
                     1974        of the Company and the
                                 Bank

Major General John   59          Consulting, Arctic      532
Schaeffer (Ret.)     1988        Slope Regional
                                 Corporation(Alaska
                                 Native Regional
                                 Corporation)

Michael K. Snowden   53          President, Service      18,548 (3)
                     1995        Transfer Inc. (fuel
                                 distribution and
                                 transport services)

                AGE AND YEAR
                FIRST BECAME A   PRINCIPAL
                DIRECTOR OF THE  OCCUPATION            SHARES OF COMMON STOCK
                COMPANY OR A     OR                    BENEFICIALLY OWNED AS
NAME            PREDECESSOR      EMPLOYMENT(6)         OF JANUARY 31, 1999(2)
-------------------------------------------------------------------------------
                                                         SHARES    PERCENT
                                                         HELD      OF CLASS (5)
-------------------------------------------------------------------------------
Richard Strutz       48          President of the        5,758
                     1992        Company and the Bank

George S. Suddock    59          Chairman, Alaska        1,107,411 (4)   3.6
                     1969        National Corporation
                                 (insurance)

Richard A. Wien(7)   63          Chairman & CEO,         3,764
                     1974        Florcraft
                                 (floor coverings)

Sharon Wikan         50          Secretary - Treasurer   640
                     1994        Hammer & Wikan since
                                 1995 (Retail grocery and
                                 general merchandise);
                                 Secretary - Treasurer
                                 Rock-N-Road Const. from
                                 1991 to 1995
                                 (road construction)

1. The reported holdings exclude 1,038,880 shares held in trust for Edward B. Rasmuson, over which Mr. Rasmuson has no power to vote or dispose.

2. The reported holdings include securities with respect to which the director has or shares the power to vote or dispose. Not included in the securities reported are the following shares over which the indicated directors had no power to vote or dispose: 49,345 shares held by the wife of Edward B. Rasmuson. Director Rasmuson disclaims any beneficial ownership of these shares held by his spouse.

3. The reported holdings include 8,448 shares held in a family trust of which Mr. Snowden is a trustee. Mr. Snowden disclaims any beneficial interest of those shares.

4. The reported holdings include 1,096,267 shares held by a corporation of which Mr. Suddock is an officer, director and stockholder. Mr. Suddock disclaims beneficial ownership of those shares.

5. If no percent is shown, the percent of the nominee's beneficial ownership is less than one percent.

6. Each nominee has been engaged in the indicated occupation or employment or has held the indicated position or one of equivalent responsibility with his present employer during the past five years unless otherwise indicated.

7. None of the nominees serve on the boards of directors of other companies filing reports with the Securities and Exchange Commission, except that Mr. Wien is a director of Alaska Air Group, Inc.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of the Company's Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file. Based solely on review of the copies of such forms furnished to the Company, or written representations that no Form 5 were required, the Company believes that during 1998 all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with, except one report covering one transaction was filed late by Director Edward Rasmuson, and one report covering two transactions was filed late by Director George Suddock.

                       DIRECTORS MEETINGS AND COMMITTEES

The Board of Directors of the Bank met ten times during 1998 and the Board of Directors of the Company met ten times. All directors attended at least 75 percent of the aggregate of the total number of meetings held by both Boards, plus meetings held by all committees on which such directors served during 1998, except Director Brindle. Neither the Company nor the Bank has a standing nominating committee and the Company does not have a standing audit committee. The Bank formed a compensation committee in November 1992.

The Board of Directors of the Bank annually appoints a Directors Examining Committee which performs many functions of an audit committee. Members of the committee, none of whom are officers of the Bank, are: George S. Suddock, Chairman; and Donald B. Abel, Jr.; and Carl Brady, Jr. The functions of the Examining Committee include recommending to the Board of Directors the appointment of independent auditors, the review of regulatory reports and the responses to those reports and review of the scope of the internal audit programs and the adequacy of internal accounting systems and controls. The committee has been delegated the responsibility for both review and communication to the Board of Directors of the results of examinations performed by the regulatory examiners, other external auditors and the internal auditors. The committee held four meetings in 1998.

                      COMPENSATION OF EXECUTIVE OFFICERS

The following table shows all compensation paid for the calendar years ended December 31, 1996, 1997, 1998, to the Chief Executive Officer (CEO) and the four most highly compensated executive officers (other than the CEO) of the Company and the Bank, and who were serving as executive officers as of December 31, 1998.

                          SUMMARY COMPENSATION TABLE
                              ANNUAL COMPENSATION
-------------------------------------------------------------------------------
NAME AND                                            OTHER ANNUAL     ALL OTHER
PRINCIPAL POSITION                  YEAR   SALARY   COMPENSATION   COMPENSATION
-------------------------------------------------------------------------------
Edward B. Rasmuson, CEO,            1998   425,000     42,708         83,890
Chairman of the Board of Directors  1997   375,000     49,147         76,518
and Director of the Company and     1996   350,000     36,029         59,850
the Bank

Richard Strutz, President and       1998   375,000     18,105         74,585
Director of the Company and         1997   325,000     11,898         66,316
the Bank                            1996   300,000      1,625         51,300

Kathleen Soderberg, Executive       1998   290,000      2,725         58,768
Vice President of the Bank          1997   260,000      2,168         53,053
                                    1996   240,000      2,637         41,040

Gary Dalton, Executive Vice         1998   235,000      3,659         48,533
President of the Bank               1997   205,000      1,943         41,830
                                    1996   185,000      2,541         31,635

James L. Cloud, Executive Vice      1998    180,000       244         38,297
of the President Bank               1997    130,000       -0-         27,641
                                    1996    115,000       -0-         19,673

Other Annual Compensation is the amount reimbursed during the fiscal year for the payment of Federal Income Taxes arising from non-tax deductible business use of a corporate aircraft.

All Other Compensation is cash compensation earned under a Profit Sharing Plan and Trust available to all employees meeting certain age and service requirements.

The above named officers receive no compensation other than as shown in the foregoing table and the Company and the Bank have no other existing plans or arrangements other than as follows:

In 1994, the Board of Directors of the Bank approved a plan whereby any officer holding a title of Senior Vice President or above (which includes the named officers) can elect to defer receipt of up to a total of 15% of their annual compensation. This 15% includes any amounts deferred under the 401(k) portion of the existing profit sharing program. Amounts deferred are not additional compensation, only deferral of receipt of a portion of regular annual compensation. Amounts deferred in excess on the 401(k) portion become an unsecured obligation of the Bank and become payable at termination of employment. Amounts in excess of the 401(k) portion are annually credited with interest at a percentage equivalent to the Banks' average interest return on earning assets. In 1996, the Board increased the maximum allowable percentage of deferral from 15% to 20%. In 1997, the Board increased the maximum allowable percentage of deferral to 100%.

                           COMPENSATION OF DIRECTORS

The directors of the Company are also directors of the Bank. Directors of the Company receive no compensation for attendance at meetings of the Company's Board of Directors, or for committee meetings.

Bank directors who are not officers of the Bank receive $1,000 for each Bank Board of Directors meeting attended. Bank directors who are officers of the Bank receive no compensation other than that received as an officer. Each Bank director (who is not otherwise an employee of the Bank) also receives $1,000 for attendance at each committee meeting of the Bank.

No director received compensation for services as a director during 1998 in addition to or in lieu of the standard arrangement that is described above.

                  EMPLOYMENT AND CHANGE IN CONTROL AGREEMENTS

There are no employment contracts between the Company or the Bank and the named executive officers. There are no plans or arrangements for compensation of named executive officers resulting from a change in control of the Company or the Bank.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

In 1992 the Bank formed a standing Compensation Committee composed of Directors Campbell, Jansen, and Pihl. None of the Compensation Committee members A) has ever been an officer or employee of either the Bank or the Company, or B) has any relationship with the Company or the Bank that requires disclosure other than as discussed under "Transactions with Directors, Executive Officers, and Associates" in this Proxy Statement.

During the fiscal year ending December 31, 1998, no executive officer of the Bank or the Company A) served as a member of the Compensation Committee of another entity, one of whose executive officers served on the Compensation Committee of the Bank, or B) served as a director of another entity, one of whose executive officers served on the Compensation Committee of the Bank, or
C) served as a member of the Compensation Committee of another entity, one of whose executive officers served as a director of the Company.

                            EXECUTIVE COMPENSATION

In October 1992, the Securities and Exchange Commission adopted new rules regarding the disclosure of compensation of named executive officers. The goal of these rules is to clarify disclosure and the rationale and basis for such compensation. In response to the new rules a Compensation Committee of three "outside" directors was formed. The Committee met once in 1998.

                         COMPENSATION COMMITTEE REPORT

The Bank's compensation of executive officers is based on evaluation of many factors including financial performance, information on industry compensation practices and levels, the ability to retain senior management, and an objective to have salaries at levels that can be maintained in the future.

Compensation of all employees, including executive officers, is based on direct salary and participation in the Bank's Profit-Sharing Plan. The Bank does not grant executive employees stock options, stock appreciation rights, or other forms of long-term incentive compensation which are a significant portion of most peer bank compensation programs.

Independent consultants are periodically engaged to report on comparisons of the Bank's performance and the compensation of the Bank's highest paid executive officers with similar size banks. In recent years, the Bank has experienced substantial growth in assets and the Bank's earnings as a return on assets has been outstanding.

The Chairman of the Board's recommendations of salaries for the five highest paid officers of the Bank for 1999, which are approved by the Compensation Committee on behalf of the Board of Directors, are as follows:

      Chairman of the Board and CEO    Edward B. Rasmuson    $440,000

      President                        Richard Strutz        $400,000

      Executive Vice President         Kathleen Soderberg    $305,000

      Executive Vice President         Gary Dalton           $250,000

      Executive Vice President         James L. Cloud        $200,000

The Compensation Committee has consistently found that salaries of the Bank executive officers are well within comparisons with other banks of similar size and consistent with the compensation plan objectives of the Bank.

                                                COMPENSATION COMMITTEE

                                                James O. Campbell
                                                James H. Jansen
                                                Martin R. Pihl

                       SECURITY OWNERSHIP OF MANAGEMENT
                                As of 1-31-1999
-------------------------------------------------------------------------------
Title of Class          Names of           Amount and Nature        Percent of
                    Beneficial Owner         of Beneficial           Class(2)
                                               Ownership
-------------------------------------------------------------------------------
Common Stock       Edward B. Rasmuson         1,365,185(1)             4.4
Par Value $2.50

Common Stock       Richard Strutz                 5,758
Par Value $2.50

Common Stock       Kathleen Soderberg             7,091
Par Value $2.50

Common Stock       Gary Dalton                    2,780
Par Value $2.50

Common Stock       James L. Cloud                 1,895
Par Value $2.50

1. Reported holdings exclude 1,038,880 shares held in trust for Edward B. Rasmuson on which Mr. Rasmuson has no power to vote or dispose. Also excluded are 49,345 shares held by the wife of Edward B. Rasmuson. Mr. Rasmuson has no power to vote or dispose of these shares and disclaims any beneficial ownership.

2. If no percent is shown, the percent of the nominee's beneficial ownership is less than one percent.


                               PERFORMANCE GRAPH
                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                  AMONG NBA, KBW 50 BANK INDEX, S&P 500 INDEX
                               (SEE FOOTNOTE A)





                            (Graph of below table)





-------------------------------------------------------------------------------
                           1993     1994     1995     1996     1997     1998
-------------------------------------------------------------------------------
KBW 50 Index            $100.00   $95.00  $152.00  $215.00  $314.00  $340.00
S&P Index               $100.00  $101.00  $139.00  $171.00  $228.00  $293.00
National Bank of Alaska $100.00   $93.00  $122.00  $133.00  $251.00  $273.00
-------------------------------------------------------------------------------

A. Total return with dividend reinvestment is calculated based on share price appreciation or depreciation and total dividends paid. Dividend reinvestment assumes the reinvestment of dividends into additional shares of the same class of equity securities at the frequency with which dividends are paid on such securities during the applicable fiscal year. Dollar figures in table are as of 12-31.

The KBW 50 Index is made up of 50 of the nation's most important banking companies, including all money centers and most major regional banks, and is meant to be representative of the price performance of the nation's large banks. The KBW 50 is calculated in the same manner as the S&P 500. Both are market-capitalization-weighted indices, so companies judged by the market to be more important (i.e. more valuable) count for more in both indices. It should be kept in mind that, by design, the KBW 50 does not reflect the price or total return performance of smaller banking companies. Further information on the KBW 50 Bank Index may be obtained by writing Keefe, Bruyette & Woods, Inc., Two World Trade Center, 85th Floor, New York, New York 10048.

        TRANSACTIONS WITH DIRECTORS, EXECUTIVE OFFICERS AND ASSOCIATES

Certain directors and officers of the Bank and persons associated with them are customers of and have had transactions, including credit transactions, with the Bank from time to time in the ordinary course of business. Additional transactions may be expected to take place in the ordinary course of business in the future. All loans and commitments included in transactions with such persons were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions which the Bank had with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features.

                           AVAILABILITY OF FORM 10-K

The Company will provide without charge to each beneficial owner of its shares, upon such shareholder's written request, a copy (without exhibits) of the Company's Annual Report on Form 10-K required to be filed with the Securities and Exchange Commission for the year ended December 31, 1998, which is expected to be available after March 31, 1999. Requests for copies should be addressed to: Terry S. Kipp, Secretary, National Bank of Alaska, Post Office Box 100600, Anchorage, Alaska 99510-0600.

                             INDEPENDENT AUDITORS

The Company designated the firm of Deloitte & Touche, independent public accountants, as its independent auditors for the year ended December 31, 1998. The services performed in this connection included an examination in accordance with generally accepted auditing standards and an expression of opinion on the fairness of the consolidated financial statements of the Company and its subsidiary for the year ended December 31, 1998. The Company has been advised that neither the firm nor any of its partners has any other material direct or indirect relationship with the Company, or with its officers or directors in their capacities as such.

A representative of Deloitte & Touche is expected to be present at the annual meeting and will have an opportunity to make a statement and will be available to respond to appropriate questions.

                             SHAREHOLDER PROPOSALS

Proposals of shareholders intended to be presented at the 2000 Annual Meeting of the Company must be received by the Company at its executive offices not later than October 13, 1999, in order to be included in the Company's proxy statement and form of proxy relating to the 2000 Annual Meeting of Shareholders. Any such proposal should be communicated in writing and addressed to: Terry S. Kipp, Secretary, National Bank of Alaska, Post Office Box 100600, Anchorage, Alaska 99510-0600.

                             COST OF SOLICITATION

The cost of soliciting proxies in the accompanying form has been, or will be, borne by the Company. Officials and regular employees of the Company may solicit proxies personally, by telephone or telegram, from some shareholders.

          By Order of the Board of Directors

          /s/ Terry S. Kipp

          Terry S. Kipp
          Secretary

February 8, 1999
       APPENDIX - Form of Proxy
                       NATIONAL BANCORP OF ALASKA, INC.

         PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR ANNUAL MEETING

The undersigned Shareholder of NATIONAL BANCORP OF ALASKA, INC., does hereby nominate, constitute and appoint John A. Treptow and Susan Wright Mason or either one of them (with full power to act alone), my true and lawful attorney(s) and proxy(ies), with full power of substitution, for me and in my name, and place and stead to vote all the shares of Common Stock of said National Bancorp of Alaska, Inc., standing in my name on its books, as of February 1, 1999, at the Annual Meeting of Shareholders to be held at the main Office of National Bank of Alaska at Northern Lights Boulevard and C Street, Anchorage, Alaska, on March 16, 1999 at 10:00 a.m., or at any adjournments thereof, with all the powers the undersigned would possess if personally present on the following proposals more fully described in the accompanying Proxy Statement for the meeting in the manner specified and in their discretion on any other business that may properly come before the meeting.

1.   Fix the number of directors at 25 and elect the following directors:
Donald B. Abel, Jr., Gary M. Baugh, Carl F. Brady, Jr., Alec W. Brindle, James
O. Campbell, Jeffry J. Cook, Patrick S. Cowan, Sharon D. Gagnon, Roy Huhndorf, James H. Jansen, Donald L. Mellish, Emil R. Notti, Howard R. Nugent, Tennys B. Owens, Eugene A. Parrish, Jr., J. Michael Pate, Martin R. Pihl, Edward F. Randolph, Edward B. Rasmuson, Major General John Schaeffer (Ret.), Michael K. Snowden, Richard Strutz, George S. Suddock, Richard A. Wien, Sharon Wikan.


[ ] VOTE FOR all nominees listed above; except vote is withheld from nominees whose names are written below (if any). Unless otherwise specified, the proxy will be voted for all nominees named above.

_______________________________________________________________________________
[  ]  VOTE WITHHELD from all nominees.

THIS PROXY WILL BE VOTED AS SPECIFIED OR, IF NO CHOICE IS SPECIFIED, FOR THE ELECTION OF THE NOMINEES, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES. THE UNDERSIGNED HEREBY REVOKES ANY PROXY HERETOFORE GIVEN IN RESPECT OF THE SAME SHARES OF STOCK FOR THIS MEETING.

Dated:  ____________________, 1999
                                     ____________________________________(L.S.)
                                     (Signature of Shareholder)

                                     When signing as attorney, executor,
                                     administrator, trustee, or guardian,
                                     please give full title. If more than one trustee, all should sign. All joint owners must sign.

                                     Signature(s) must correspond exactly with name(s) appearing hereon.

        PLEASE DATE, SIGN AND MAIL PROXY IN ENCLOSED ENVELOPE PROMPTLY.